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                                                                   EXHIBIT 10.12

                    FIRST AMENDMENT TO DISTRIBUTION AGREEMENT


        This First Amendment to Distribution Agreement (this "Amendment") is made and entered into as of August 17, 1998 (the "Effective Date") by and between GUIDANT CORPORATION, an Indiana corporation and its Affiliates ("Guidant") having a place of business at 135 Constitution Drive, Menlo Park, California 94025 and MICRO THERAPEUTICS, INC., a Delaware corporation ("MTI"), having a place of business at 1062-F Calle Negocio, San Clemente, California 92673.



                                 R E C I T A L S



        A. Guidant and MTI have entered into a Distribution Agreement effective as of November 17, 1997 (the "Distribution Agreement") in which MTI appointed Guidant as its exclusive distributor of the Products within the Territory for use by Customers in the Field.

        B. All capitalized terms used in this Amendment that are not defined in this Amendment shall have the meaning as defined in the Distribution Agreement.

        C. The parties wish to expand the coverage of the exclusive distribution rights of Guidant.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, the parties agree as follows:

        1. The Distribution Agreement is hereby amended at Section 1.9 in which existing Section 1.9 is deleted and replaced in full as follows:

                      "Field" means devices and methods of use directed toward
               diagnosis, treatment or prevention of disease in the neck and head, not including stenting of carotid stenosis, and devices and methods of use of LES directed towards any vascular use or application.

        2. Except as expressly amended herein, the Distribution Agreement shall continue in full force and effect.

        3. This Amendment shall be governed by all the terms and conditions of the Distribution Agreement. In the event of any conflict between the terms of the Distribution Agreement and the terms of this Amendment, the terms of this Amendment will control.



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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Effective Date.

                                       MICRO THERAPEUTICS, INC.



                                       By:
                                           George Wallace,
                                           President and Chief Executive Officer



                                       GUIDANT CORPORATION



                                       By:

                                       Title:





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